SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 12, 2003

Wells Real Estate Fund V, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-21580	58-1936904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Item 2.	Sale of Assets

The Hartford Building

On August 12, 2003, Fund V and Fund VI Associates (the “Joint Venture”), a joint venture partnership between Wells Real Estate Fund V, L.P. (the “Registrant”) and Wells Real Estate Fund VI, L.P. sold a four-story office building containing approximately 71,000 rentable square feet located in Southington, Hartford County, Connecticut (the “Hartford Building”) for a sales price of approximately $8.9 million.

The Registrant holds an approximately 46.4% equity percentage interest in the Joint Venture. The net sales proceeds allocable to the Registrant as a result of the sale of the Hartford Building were approximately $3.8 million, and the Registrant recognized a gain of approximately $1.2 million from the transaction.

Item 7.	Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund V, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2003	F-2

Pro Forma Statement of Income for the year ended December 31, 2002	F-3

Pro Forma Statement of Income for the six months ended June 30, 2003	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND V, L.P. (Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

By:	Wells Capital, Inc.
General Partner

	By:	/s/ LEO F. WELLS, III
Leo F. Wells, III President

By:	/s/ LEO F. WELLS, III
LEO F. WELLS, III General Partner

Date: August 25, 2003

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WELLS REAL ESTATE FUND V, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund V, L.P. included in its annual report filed on Form 10-K for the year ended December 31, 2002 and quarterly report filed on Form 10-Q for the period ended June 30, 2003.

The following unaudited pro forma balance sheet as of June 30, 2003 has been prepared to give effect to the disposition of the Hartford Building by Fund V and Fund VI Associates, a joint venture partnership between Wells Real Estate Fund V, L.P. and Wells Real Estate Fund VI, L.P., as if the disposition occurred on June 30, 2003. Wells Real Estate Fund V, L.P. holds an interest of approximately 46.4% in the Hartford Building through its interest in Fund V and Fund VI Associates.

The following unaudited pro forma statements of income for the year ended December 31, 2002 and the six months ended June 30, 2003 have been prepared to give effect to the disposition of the Hartford Building as if the disposition occurred on January 1, 2002.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Hartford Building been consummated as of January 1, 2002.

WELLS REAL ESTATE FUND V, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

JUNE 30, 2003

(Unaudited)

	Wells Real Estate Fund V, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in Joint Ventures	$10,528,005	$(2,551,891)	(b)	$7,976,114
Cash and cash equivalents	92,971	3,780,161	(c)	3,873,132
Due from Joint Ventures	79,885	0		79,885

Total assets	$10,700,861	$1,228,270		$11,929,131

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Partnership distributions payable	$97,973	$0		$97,973
Accounts payable and accrued expenses	7,370	0		7,370

Total liabilities	105,343	0		105,343

Partners’ capital:
Limited partners:
Class A—1,567,566 units outstanding	10,595,518	929,283	(d)	11,524,801
Class B—133,036 units outstanding	0	298,987	(d)	298,987

Total partners’ capital	10,595,518	1,228,270		11,823,788

Total liabilities and partners’ capital	$10,700,861	$1,228,270		$11,929,131

(a)	Historical financial information has been obtained from Wells Real Estate Fund V, L.P.’s quarterly report filed on Form 10-Q for the period ended June 30, 2003.

(b)	Reflects the portion of Wells Real Estate Fund V, L.P.’s investment in Fund V and Fund VI Associates, which is attributable to the Hartford Building.

(c)	Reflects Wells Real Estate Fund V, L.P.’s proportionate share of the Hartford Building net sales proceeds.

(d)	Reflects Wells Real Estate Fund V, L.P.’s proportionate share of the gain recognized on the sale of the Hartford Building.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND V, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

	Wells Real Estate Fund V, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income of Joint Ventures	$519,893	$(170,068	)(b)	$349,825
Interest income	982	0		982

	520,875	(170,068)		350,807

EXPENSES:
Partnership administration	71,771	0		71,771
Legal and accounting	38,162	0		38,162
Other general and administrative	7,181	0		7,181

	117,114	0		117,114

NET INCOME	$403,761	$(170,068)		$233,693

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$403,761	$(170,068)		$233,693

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0		$0

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.26			$0.15

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$0.00			$0.00

DISTRIBUTION PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.57			$0.57

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,566,416			1,566,416

CLASS B	134,186			134,186

(a)	Historical financial information has been obtained from Wells Real Estate Fund V, L.P.’s annual report filed on Form 10-K for 2002.

(b)	Reflects Wells Real Estate Fund V, L.P.’s equity in income of Fund V and Fund VI Associates related to the Hartford Building. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND V, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(Unaudited)

	Wells Real Estate Fund V, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income of Joint Ventures	$165,121	$(104,642	)((b)	$60,479
Interest income	329	0		329

	165,450	(104,642)		60,808

EXPENSES:
Partnership administration	43,994	0		43,994
Legal and accounting	8,127	0		8,127
Other general and administrative	3,570	0		3,570

	55,691	0		55,691

NET INCOME	$109,759	$(104,642)		$5,117

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$109,759	$(104,642)		$5,117

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0		$0

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.07			$0.00

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$0.00			$0.00

CASH DISTRIBUTION PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.12			$0.12

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,566,991			1,566,991

CLASS B	133,611			133,611

(a)	Historical financial information has been obtained from Wells Real Estate Fund V, L.P.’s quarterly report filed on Form 10-Q for the period ended June 30, 2003.

(b)	Reflects Wells Real Estate Fund V, L.P.’s equity in income of Fund V and Fund VI Associates related to the Hartford Building. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization.

The accompanying notes are an integral part of this statement.

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